SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 26, 1999
                               -------------------



                               Guthrie Savings, Inc.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



          Delaware                   0-24468                   73-1452383
-----------------------------     --------------          ----------------------
(State or other Jurisdiction      (SEC File No.)             (IRS Employer
      of incorporation)                                   Identification Number)


120 North Division, Guthrie, Oklahoma                             73044
-----------------------------------------                 ----------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:   (405) 282-2201
                                                      --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name of former address, if changed since last Report)

                              GUTHRIE SAVINGS, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 5.  Other Events
---------------------

     A copy of a press release issued May 26, 1999 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.


Item 7. Financial Statements, Pro Forma Financial Information and
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Exhibits
--------

     Exhibit 99 -- Press Release dated May 26, 1999

     Exhibit 99.1 -- Stock Purchase Agreement, dated May 26, 1999, by and among Local Oklahoma Bank, N.A., Guthrie Savings, Inc. and Guthrie Federal Savings Bank.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        GUTHRIE SAVINGS, INC.



Date:  May 26, 1999                     By:  /s/William L. Cunningham
                                             -----------------------------------
                                             William L. Cunningham
                                             President